UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 23, 2005


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


      FLORIDA                         000-30932                 98-0346454
      -------                         ---------                 ----------
(STATE OR OTHER JURISDICTION)  (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
OF INCORPORATION)                                             IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------


                        132 PENN AVENUE, TELFORD PA 18969

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(c) The Company appointed Mr. Joey Schwartz, age 45 as Chief Financial Officer effective May 23, 2005. Mr. Schwartz has 23 years of experience in various positions in financial management, business strategy development and marketing. Prior to his appointment as Chief Financial Officer Mr. Schwartz served in various positions involving organizational development, corporate compliance, legal affairs and finance for the Company and its wholly owned subsidiary ESW Canada, Inc. Mr. Schwartz has also served as a Senior Vice President and Chief Financial Officer of ESW Canada during various periods between February 2001 to February 2003 and currently from September 2004. Prior to his association with the Company, Mr. Schwartz consulted with several companies in different industries including Identicam Systems Canada, Ltd. Mr. Schwartz was also President of Empereau Manufacturing, a manufacturing company for over 18 years. Mr. Schwartz graduated on the dean's honor roll from York University where he received a Bachelor of Arts Degree in Economics and Mathematics. Terms of Mr. Schwartz's service agreement with the Company are currently being finalized.

(c) The Company also appointed Mr. Stan Kolaric, age 57 as Chief Operating Officer effective May 23, 2005. Over the past thirty years, Mr. Kolaric has worked with BIC Incorporated as Engineering Manager for North America from 1972 to 1984, Sommerville Belkin Group (now known as Cascade Inc.) as Engineering-Operation Manager from 1984 to 1996 and Thermo Tech Technologies as Vice President of Engineering from 1996 to 1997. Since 1997 Mr. Kolaric has consulted with various companies. He currently is a director of IBL Structural Steel, Inc. Mr. Kolaric graduated from the University of Ljubljana with a Master Degree of Science and Mechanics. Terms of Mr. Kolaric's service agreement with the Company are currently being finalized.

ITEM 8.01 OTHER EVENTS

Effective May 24, 2005, the Company has moved its executive offices to 335 Connie Crescent, Concord, Ontario, Canada L4K 5R2. The new telephone number is
(905) 695-4142.



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENVIRONMENTAL SOLUTIONS WORLWIDE, INC.

Date: May 24, 2005
                                            By:      /S/ DAVID J. JOHNSON
                                               ---------------------------------
                                               David J. Johnson,
                                               Chief Executive Officer and
                                               President